Exhibit 10.1

AMENDMENT TO THE
ENSCO INTERNATIONAL INCORPORATED
1998 INCENTIVE PLAN

THIS AMENDMENT is effective the twenty-third day of August 2011, by Ensco plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, ENSCO International Incorporated adopted the ENSCO International Incorporated 1998 Incentive Plan, effective May 12, 1998 (which, as previously amended from time to time, is referred to herein as the “Plan”), and

WHEREAS, the Plan was assumed by the Company effective as of December 23, 2009;

WHEREAS, the Board of Directors of the Company, upon recommendation of its Compensation Committee during its regular meeting held on 23 August 2011, has approved this Amendment to the Plan during a regular meeting held on 23 August 2011; and

WHEREAS, the Company now desires to adopt this Amendment to the Plan in order to (i) amend the definition of “Committee” in Section 2 of the Plan to reflect the bifurcation of the Nominating, Governance and Compensation Committee of the Board of Directors of the Company, (ii) amend the name of the Company, and (iii) delete Section 9(c) of the Plan;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment to the Plan:

1. The definition of “Committee” in Section 2 of the Plan is hereby deleted and replaced in the entirety to read as follows:

“Committee” shall mean the Compensation Committee of the Company or such other Committee or subcommittee as may be appointed by the Board of Directors from time to time.

2. The definition of “Company” in Section 2 of the Plan is hereby amended to read as follows:

“Company” shall mean Ensco plc, a public limited company incorporated under the laws of England and Wales, or any successor thereto.

3. Section 9(c) of the Plan is hereby deleted in the entirety and Section 9 of the Plan shall be renamed “CAPITALIZATION ADJUSTMENTS; MERGER”.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment to be executed effective as first above written.

ENSCO PLC /s/ Brady K. Long________________________ By: Brady K. Long Its: Vice President, General Counsel and Secretary